EXHIBIT 10.23

                               AMENDMENT NO. 3 TO
                   RECEIVABLES PURCHASE AND TRANSFER AGREEMENT

     This AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AND TRANSFER AGREEMENT, dated as of October 30, 2003 (this "Amendment"), among National Medical Health Card Systems, Inc., a Delaware corporation (together with its corporate successors and assigns, "NMHC"), NMHC Funding, LLC, a Delaware limited liability company (together with its corporate successors and assigns, the "Purchaser"), and each of the other entities identified in the signature pages hereto (collectively, the "Providers"), amends the Receivables Purchase and Transfer Agreement, dated as of January 29, 2002, among NMHC, the Purchaser and the other parties identified therein (as amended from time to time, the "RPTA"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the RPTA.

     WHEREAS, the Purchaser and HFG Healthco-4 LLC (the "Lender") have entered into a Loan and Security Agreement, dated as of January 29, 2002 (as amended from time to time, the "Loan Agreement");

     WHEREAS, NMHC intends to enter into a Preferred Stock Purchase Agreement with New Mountain Partners, L.P. ("NMP"), dated as of the date hereof (the "Purchase Agreement"), pursuant to which NMHC intends to issue and sell to NMP an aggregate of 6,956,522 shares of NMHC's series A 7% convertible preferred stock, par value $0.10 per share (the "Preferred Stock") (subject to adjustment as set forth in the Purchase Agreement), for an aggregate purchase price of $80,000,003 (subject to adjustment as set forth in the Purchase Agreement, but not to exceed $83,000,000);

     WHEREAS, the Preferred Stock will be issued pursuant to and in accordance with a Certificate of Designations setting forth the designations, powers and preferences of the Preferred Stock (the "Certificate of Designations");

     WHEREAS, certain terms of the RPTA restrict or prohibit certain of the transactions contemplated by the Purchase Agreement and the Certificate of Designations;

     WHEREAS, the Purchaser has collaterally assigned the RPTA to the Lender;

     WHEREAS, pursuant to a Consent, dated as of the date hereof, the Lender is consenting to the consummation of the transactions contemplated by the Purchase Agreement and the Certificate of Designations;

     WHEREAS, the parties hereto desire to amend the RPTA as set forth herein in order to permit the consummation of the transactions contemplated by the Purchase Agreement and the Certificate of Designations.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments. Subject to the conditions set forth herein, the parties hereto hereby agree that the RPTA is hereby amended as follows:

(a) Exhibit I of the RPTA is hereby amended as follows:

     (i) The definition of "Consolidated Interest Coverage Ratio" is hereby amended and restated to read in its entirety as follows:

                            "`Consolidated Interest Coverage Ratio' means, for
                           any period, the quotient obtained by dividing (x) Consolidated EBITDA minus Consolidated Capital Expenditures by (y) Consolidated Interest Expense plus the amount of any permitted dividend to be paid to holders of the Preferred Stock in accordance with GAAP. For the purposes of this calculation, any accretion related to the initial beneficial conversion feature of the Preferred Stock and any accretion related to the Preferred Stock issuance costs shall not be considered a dividend."

     (ii) The definition of "Debt Service Coverage Ratio" is hereby amended and restated to read in its entirety as follows:

                            "`Debt Service Coverage Ratio' means, for any
                           period, the quotient obtained by dividing (x) Consolidated EBITDA for the twelve most recently ended Months by (y) Consolidated Capital Expenditures plus contingent payments required in connection with the Centrus Acquisition, the acquisitions of Portland Professional Pharmacy and Portland Professional Pharmacy Associates or any other acquisition made or to be made, at the time payable plus Consolidated Interest Expense for the twelve most recently ended Months plus the current portion of long term debt as of the date of determination (provided however that for purposes of calculating the current portion of long term debt, the current portion of Revolving Loans under the Loan Agreement shall not be included) plus the amount of any permitted dividend to be paid to holders of the Preferred Stock in accordance with GAAP. For the purposes of this calculation, any accretion related to the initial beneficial conversion feature of the Preferred Stock and any accretion related to the Preferred Stock issuance costs shall not be considered a dividend."

     (iii) The definition of "EBITDA" is hereby amended and restated to read in its entirety as follows:

                            "`EBITDA' means, with respect to any Person for any
                           period, the sum (determined without duplication on a consolidated basis) for such Person of (a) net income (or net loss) of such Person (calculated before non-recurring items) plus (b) Interest Expense of such Person for such period deducted in the determination of such net income (or net loss) plus
                           (c) depreciation, amortization and other non-cash items for such period to the extent included in the determination of net income (or net loss) plus or minus (d) all taxes accrued for such period on or measured by income to the extent deducted or credited in determining such net income (or net loss) minus or plus (e) gains (or losses) from asset dispositions outside of the normal course of business to the extent included in determining such net income (or net loss) plus (f) losses due to asset impairment; provided, however, that the severance payments or bonuses payable to management in connection with the transactions contemplated by the Purchase Agreement shall not be considered non-recurring items for purposes of this definition, but shall only be charged against EBITDA when paid (and not when accrued or expensed).

     (iv) The following definitions are added in appropriate alphabetical order:

                           "`Certificate of Designations' means the Certificate of Designations setting forth the designations, powers and preferences of the Preferred Stock."

                           "`Preferred Stock' means the series A convertible preferred stock, par value $0.10 per share, of NMHC. Notwithstanding NMHC's GAAP balance sheet classification, for purposes hereof, the Preferred Stock shall be considered Equity."

                           "`Purchase Agreement' means the Preferred Stock Purchase Agreement, dated as of October __, 2003, by and between NMHC and New Mountain Partners, L.P."

(b) Exhibit IV, Section (r) of the RPTA is hereby amended and restated to read in its entirety as follows:

                  "(r) Limitations on Dividends and Distributions. NMHC shall not make any distributions or pay any dividends to its shareholders; provided, however, that subject to the proviso below, NMHC shall be permitted to pay dividends to holders of its Preferred Stock in accordance with the terms of (a) the Purchase Agreement and (b) the Certificate of Designations; provided, further, that NMHC shall not be permitted to pay any dividends on the Preferred Stock (i) during the period that a Default or Event of Default (as defined under the Loan Agreement) shall have occurred and be continuing under the Loan Agreement, (ii) if the payment of any such dividend would result in an Event of Termination, (iii) if the payment of any such dividend would result in a Group-Wide Event of Termination or (iv) if the payment of any such dividend would result in a Servicer Termination Event."

(c) Exhibit V, Section (x) of the RPTA is hereby amended and restated to read in its entirety as follows:

                  "(x) Consolidated Net Worth, calculated at the end of any fiscal quarter of the Providers, is less than the amount set forth below as of the end of the corresponding fiscal quarter indicated below:

                          Fiscal Quarter Ending             Amount
                          ---------------------             ------
                          September 30, 2003                $20,000,000
                          December 31, 2003                 $20,000,000
                          March 31, 2004 and all Fiscal     $20,000,000
                          Quarters thereafter

                  provided, however, that if the transactions contemplated by the Purchase Agreement are consummated by March 31, 2004, the amount for the Fiscal Quarter ended March 31, 2004 and all Fiscal Quarters thereafter shall be $45,000,000."

(d) Exhibit V, Section (y) of the RPTA is hereby amended and restated to read in its entirety as follows:

                  "(y) Consolidated EBITDA, calculated as of the end of each fiscal quarter of the Providers (a) for the fiscal quarter of the Providers ended September 30, 2003, is less than $3,000,000; (b) for the fiscal quarter of the Providers ended December 31, 2003, is less than $4,000,000; (c) for the fiscal quarter of the Providers ended March 31, 2004, is less than $4,000,000; and (d) for any fiscal quarter thereafter, is less than $5,000,000."

(e) Exhibit V, Section (dd) of the RPTA is hereby amended and restated to read in its entirety as follows:

                  "(dd) Consolidated Capital Expenditures, exclusive of any sale and leaseback transactions, calculated as of the end of each four fiscal quarter period of the Providers, (a) for the four fiscal quarters of the Providers ended December 31, 2003, is more than $8,000,000; (b) for the four fiscal quarters of the Providers ended March 31, 2004, is more than $10,000,000; (c) for the four fiscal quarters of the Providers ended June 30, 2004, is more than $10,000,000; (d) for the four fiscal quarters of the Providers ended September 30, 2004, is more than $10,000,000; and (e) for the four fiscal quarters of the Providers ended December 31, 2004, is more than $10,000,000."

(f) Exhibit V, Section (ff) of the RPTA is hereby amended and restated to read in its entirety as follows:

                  "(ff) The Consolidated Tangible Net Worth of NMHC and its Subsidiaries calculated at the end of any fiscal quarter of the Providers, is less than the amount indicated opposite each such fiscal quarter ended as follows:

           Fiscal Quarter Ending                                Amount
           ---------------------                                ------
           September 30, 2003                                     -$31,000,000
           December 31, 2003                                      -$29,500,000
           March 31, 2004                                          -$7,500,000
           June 30, 2004                                           -$6,500,000
           September 30, 2004                                      -$5,500,000
           December  31,  2004 and all  Fiscal                     $-4,000,000
            Quarters thereafter

                  provided, however, that if the transactions contemplated by the Purchase Agreement are not consummated by March 31, 2004, the amount for the Fiscal Quarter ended March 31, 2004 shall be ($28,000,000), the amount for the Fiscal Quarter ended June 30, 2004 shall be ($28,500,000), the amount for the Fiscal Quarter ended September 30, 2004 shall be ($27,500,000) and the amount for the Fiscal Quarter ended December 31, 2004 and all Fiscal Quarters thereafter shall be ($26,000,000)."

(g) Exhibit IV of the RPTA is hereby amended by adding a new Section (x), which shall read in its entirety as follows:

                  "(x) The amount of gross proceeds received by NMHC pursuant to the Purchase Agreement shall not exceed, in the aggregate, $83,000,000."

     2. Purchase Agreement. Attached hereto as Exhibit A is a copy of the Purchase Agreement, together with the Exhibits thereto, and a copy of the Support Agreement (as defined in the Purchase Agreement), each of which is in final form and is in the form in which each such document will be executed by the parties thereto, if necessary.

     3. Representations and Warranties. Each Provider and the Primary Servicer represents and warrants as follows:

     (a) Each of the representations and warranties set forth in Exhibit III of the RPTA is true and correct on and as of the date hereof as if made on and as of the date hereof, except any representation or warranty that expressly indicates that it is being made as of a specific date, in which case such representation or warranty was true and correct on and as of such date.

     (b) After giving effect to this Amendment and the Consent, dated as of the date hereof, among NMHC, the Purchaser and the Lender, no Default or Event of Default (as defined under the Loan Agreement) will have occurred and be continuing under the Loan Agreement immediately following the consummation of the transactions contemplated by the Purchase Agreement and the Certificate of Designations, and no Event of Termination or Group-Wide Event of Termination will have occurred and be continuing under the RPTA immediately following the consummation of the transactions contemplated by the Purchase Agreement and the Certificate of Designations.

     4. Fee. An amendment fee of $50,000 shall be payable by NMHC to the Lender in connection with this Amendment. The Lender shall charge such amount to the loan balance under the Loan Agreement.

5. Miscellaneous.

     (a) The RPTA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

     (b) Except for the specific amendments set forth in Section 1 above, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the RPTA, and the parties hereto hereby agree that all of the covenants and agreements contained in the RPTA are hereby ratified and confirmed in all respects.

     (c) This Amendment may be executed by the parties hereto individually or in combination, in two or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     (d) Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     (e) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


PROVIDERS:                        NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a
                                   Delaware corporation



                                  By: /s/James J. Bigl
                                     -------------------------------------------
                                      Name: James J. Bigl
                                      Title: President and CEO
                                      Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987


                                     PHARMACY ASSOCIATES, INC.


                                     By:/s/ James J. Bigl
                                        ---------------------------------------
                                      Name:  James J. Bigl
                                      Title: President
                                      Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987


                                      INTERCHANGE PMP, INC.



                                      By: /s/James J. Bigl
                                         ---------------------------------------
                                        Name: James J. Bigl
                                       Title: President
                                     Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987

                                      SPECIALTY PHARMACY CARE, INC.


                                      By: /s/ James J. Bigl
                                         ---------------------------------------
                                         Name:James J. Bigl
                                      Title:  President
                                      Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987


                                      CENTRUS CORPORATION
                                        (f/k/a HSL ACQUISITION CORP.)



                                       By: /s/ James J. Bigl
                                          -------------------------------------
                                          Name:James J. Bigl
                                      Title:   President
                                      Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987

                                     NATIONAL MEDICAL HEALTH CARD IPA, INC.
                                        (f/k/a PSCNY IPA, INC.)


                                     By:  /s/ James J. Bigl
                                        ---------------------------------------
                                       Name: James J. Bigl
                                      Title: President
                                      Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987

                                       NMHC RX CONTRACTS, INC.


                                         By: /s/James J. Bigl
                                          --------------------------------------
                                           Name:James J. Bigl
                                           Title: President
                                           Address:
                                              26 Harbor Park Drive
                                              Port Washington, NY 11050
                                              Facsimile Number: 516 605-6987



PURCHASER:                                  NMHC FUNDING, LLC


                                            By:  National Medical Health Card
                                                 Systems, Inc., a corporation
                                                 organized under the laws of the
                                                 State of Delaware


                                                 By: /s/ James J. Bigl
                                                    ----------------------------
                                                   Name: James J. Bigl
                                                   Title: President and CEO
                                                   Address:
                                                  26 Harbor Park Drive
                                                  Port Washington, NY 11050
                                                  Facsimile Number: 516 605-6987

PRIMARY SERVICER:                   NATIONAL MEDICAL HEALTH CARD
                                       SYSTEMS, INC.

                                        By:  /s/ James J. Bigl
                                          -----------------------------------
                                            Name: James J. Bigl
                                            Title: President and CEO
                                            Address:
                                            26 Harbor Park Drive
                                            Port Washington, NY 11050
                                            Facsimile Number: 516 605-6987

CONSENTED TO:
                                              HFG HEALTHCO-4 LLC

                                              By:  HFG HEALTHCO-4, INC.



                                               By: /s/ Orlando Figueroa
                                                  -----------------------------
                                                  Name:Orlando Figueroa
                                                  Title:Vice President